Ingredion Incorporated 2023 Stock Incentive Plan (Effective May 19, 2023) Amendment No. 1 WHEREAS, Ingredion Incorporated (the “Company”) has adopted and maintains for the benefit of certain of its employees the Ingredion Incorporated 2023 Stock Incentive Plan (the “Plan”); WHEREAS, effective as of July 23, 2024, the People, Culture and Compensation Committee of the Board of Directors of the Company (the “Board”) approved and adopted two executive pay plans including the Ingredion Incorporated Executive Change in Control Severance Pay Plan (the “Change in Control Plan”); WHEREAS, the Board desires to amend the definition of “Change in Control” in the Plan to align it with such definition in the Change in Control Plan; and WHEREAS, Section 5.2 of the Plan authorizes the Board to amend the Plan as it shall deem advisable, subject to certain limited exceptions. NOW, THEREFORE, pursuant to the power of amendment contained in Section 5.2 of the Plan, the Plan is hereby amended, effective as of October 15, 2024 (the “Effective Date”), as follows: 1. Section 5.8(b) of the Plan is hereby revised in its entirety to read as follows: “(b) For purposes of this Plan, a “Change in Control” means the consummation of the first of any of the following events with respect to the Company: (i) the date on which any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of equity of the Company possessing more than 30% of the total voting power of the equity of the Company, as determined in accordance with Treasury Regulation § 1.409A-3(i)(5)(vi); (ii) the date on which any one person, or more than one person acting as a group, acquires ownership of equity of the Company that, together with equity held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the equity of the Company, as determined in accordance with Treasury Regulation §1.409A-3(i)(5)(v); (iii) the date on which any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) all or substantially all of the assets of the Company, as determined in accordance with Treasury Regulation §1.409A-3(i)(5)(vii); or (iv) the date on which the composition of the Board changes such that the individuals who, as of the effective date of the Plan, constitute the Board (“Incumbent Board”) cease for any reason to constitute at least a majority of the Board during any 12-month period; provided, however, for purposes of this paragraph, that any individual who becomes a Exhibit 10.2 member of the Board subsequent to the effective date of the Plan, whose appointment or election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person becomes the holder of more than 30% of the total voting power of the equity of the Company as a result of the acquisition of securities by the Company which reduces the number of voting securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional equity that increases the percentage of outstanding voting power owned by such person, a Change in Control of the Company shall then occur. Notwithstanding the foregoing, with respect to any award that constitutes “deferred compensation” subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership”, “change in effective control”, and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A- 3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for purposes of determining whether a participant’s rights to such award become vested or otherwise unconditional upon the Change in Control.” 2. The prior definition of “Change in Control” in the Plan as in effect immediately prior to this Amendment No. 1 shall remain in effect for all awards granted under the Plan which are outstanding as of the Effective Date. 3. Except to the extent amended hereby, all of the terms, provisions and conditions set forth in the Plan are hereby ratified and confirmed and shall remain in full force and effect. The Plan and this Amendment No. 1, shall be read and construed together as a single instrument. 4. This Amendment No. 1 may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall constitute the same agreement. The signature of any of the parties may be delivered and made by original, facsimile, portable document format (pdf), or other electronic means capable of creating a printable copy, and each such signature shall be treated as an original signature for all purposes. Approved by the Board of Directors on October 15, 2024